UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 30, 2019

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA	23230
(Address of principal executive offices)	(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	GNW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on October 21, 2016, Genworth Financial, Inc. (the “Company”) entered into an agreement and plan of merger (the “Merger Agreement”) with Asia Pacific Global Capital Co., Ltd. (“Parent”), a limited liability company incorporated in the People’s Republic of China and a subsidiary of China Oceanwide Holdings Group Co., Ltd., a limited liability company incorporated in the People’s Republic of China (together with its affiliates, “China Oceanwide”), and Asia Pacific Global Capital USA Corporation (“Merger Sub”), a Delaware corporation and a direct, wholly-owned subsidiary of Asia Pacific Insurance USA Holdings LLC (“Asia Pacific Insurance”) which is a Delaware limited liability company and owned by China Oceanwide, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub would merge with and into the Company with the Company surviving the merger as a direct, wholly-owned subsidiary of Asia Pacific Insurance (the “Merger”). In addition to the Merger Agreement, the Company, Parent and Merger Sub have entered into that certain (i) Waiver and Agreement, dated as of August 21, 2017; (ii) Second Waiver and Agreement, dated as of November 29, 2017; (iii) Third Waiver and Agreement, dated as of February 23, 2018; (iv) Fourth Waiver and Agreement, dated as of March 27, 2018; (v) Fifth Waiver and Agreement, dated as of June 28, 2018; (vi) Sixth Waiver and Agreement, dated as of August 14, 2018; (vii) Seventh Waiver and Agreement, dated as of November 30, 2018; (viii) Eighth Waiver and Agreement, dated as of January 30, 2019; (ix) Ninth Waiver and Agreement, dated as of March 14, 2019 and (x) Tenth Waiver and Agreement, dated as of April 29, 2019. Capitalized terms used but not defined in the Current Report on Form 8-K have the meanings ascribed to such terms under the Merger Agreement.

On June 30, 2019, the Company, Parent and Merger Sub entered into an Eleventh Waiver and Agreement (the “Waiver Agreement”). Pursuant to the Waiver Agreement, Parent has waived compliance by the Company with certain covenants in the Merger Agreement that would restrict or prohibit the Company from initiating, soliciting or encouraging inquiries or the making of proposals or offers with respect to its interest in Genworth MI Canada Inc. (the “MIC Interest”), engaging in discussions or negotiations regarding the sale of the MIC Interest or providing non-public information to any Person that has made or is considering making a proposal with respect to the sale of the MIC Interest.

Under the terms of the Waiver Agreement, the Company has agreed to reasonably consult with Parent about the sale of the MIC Interest, including by consulting with Parent with respect to: (i) the engagement of advisers; (ii) the identities of potential buyers of the MIC Interest; (iii) the material terms of any proposals to acquire the MIC Interest; (iv) diligence matters; (v) transaction documents; (vi) press releases; (vii) communications with regulators; and (viii) material costs.

Pursuant to the Waiver Agreement, the Company and Parent each agreed to extend the End Date by waiving its right to terminate the Merger Agreement and abandon the Merger prior to the date that is the earliest to occur of: (i) November 30, 2019; (ii) after the Company has provided Parent a written notice attaching the final drafts of all transaction documents relating to the sale of the MIC Interest, the date that is the earlier to occur of (a) the date on which Parent notifies the Company that it will not approve such transaction documents or (b) the fifth Business Day after the date on which Parent received such notice with such transaction documents unless Parent has previously notified the Company that it approves such transaction documents; or (iii) in the event any Governmental Entity imposes any term, condition, obligation, restriction, requirement, limitation, qualification, remedy or other action that applies to any member of the Parent Group or the Company Group (other than a requirement to provide information regarding the terms of the sale of the MIC Interest or updates to factual information or those that would solely apply to MIC or its Subsidiaries and take effect after the consummation of the sale of the MIC Interest) (each, a “Condition”) in connection with (1) its approval or non-disapproval of the sale of the MIC Interest or (2) any Parent Approval or Company Approval with respect to the Merger, that (A) is materially and adversely different, individually or in the aggregate, from the Conditions set forth in orders, consents, approvals, permits or authorizations issued by Government Entities with respect to the Mergers that are in effect on the date of the Waiver Agreement, (B) is materially and adversely different, individually or in the aggregate, from the Conditions set forth in such Governmental Entity’s order, consent, approval, permit or authorization with respect to the Merger as in effect on the date of the Waiver Agreement, or (C) would require the Merger to be consummated on terms that are materially and adversely different from those set forth in the filing and applications (as amended) that were reflected prior to the date of the Waiver Agreement in formal submissions to any Governmental Entity and that formed the basis upon which such Governmental Entity theretofore issued its order, consent, approval or authorization with respect to the Merger, including with respect to the funding of the Merger Consideration, the date on which Parent notifies the Company that it will not approve such Condition.

In addition, pursuant to the Waiver Agreement, the Company acknowledges and agrees that Parent may in its sole discretion require that the closing of the Merger occur after the closing of the sale of the MIC Interest and withhold or condition its approval with respect to the sale of the MIC Interest, including by conditioning such approval on the Parties’ entry into a subsequent Waiver and Agreement further extending the End Date, and that the imposition of any such condition will not constitute a breach of the Merger Agreement.

Under the terms of the Waiver Agreement, each Party irrevocably waives the limitation contained in the proviso in Section 8.2(a) of the Merger Agreement with respect to the other Party’s right to terminate the Merger Agreement. Such proviso states that a Party may not terminate the Merger Agreement under Section 8.2(a) if the failure of the Closing to occur on a prior to the End Date is principally caused by or is a result of a material breach of the Merger Agreement by such Party.

Pursuant to the Waiver Agreement, Parent and the Company agree that upon a valid termination of the Merger Agreement by either Party, each Party releases the other and members of its affiliated group from any claim or cause of action based upon facts or circumstances relating in any way to the Merger Agreement, the transactions contemplated thereunder and the termination thereof, including any claims under Laws, alleging breach of the Merger Agreement (including any willful or intentional breach) or claims for the payment of termination fees.

In addition, pursuant to the Waiver Agreement, each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, acknowledges that as of June 30, 2019, there has been no breach of the Merger Agreement on the part of the other Party and irrevocably waives any claim against such other Party based upon or arising out of any actual or alleged breach of any representation, warranty, covenant or agreement set forth in the Merger Agreement based upon the facts or circumstances existing or occurring on or prior to June 30, 2019.

The foregoing description of the Waiver Agreement is qualified in its entirety by reference to the Waiver Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01 Other Events.

On July 1, 2019, the Company issued a press release (the “Press Release”) announcing the execution of the Waiver Agreement. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

2.1	Eleventh Waiver and Agreement, dated as of June 30, 2019, among the Company, Parent and Merger Sub

99.1	Press Release issued by the Company, dated July 1, 2019

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the closing of the transaction with Oceanwide, the receipt of required approvals relating thereto and the any capital contribution resulting therefrom, as well as statements regarding the potential disposition of Genworth MI Canada Inc. (“MI Canada”). Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the transaction with

Oceanwide may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the parties’ inability to obtain regulatory approvals or clearances, or the possibility that regulatory approvals may further delay the transaction or will not be received prior to November 30, 2019 (and either or both of the parties may not be willing to further waive their End Date termination rights beyond November 30, 2019) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals or clearances (including those conditions that either or both of the parties may be unwilling to accept) or that with continuing delays, circumstances may arise that make one or both parties unwilling to proceed with the transaction with Oceanwide or unable to comply with the conditions to existing regulatory approvals; (iii) the risk that the parties will not be able to obtain the required regulatory approvals, including in connection with a potential alternative funding structure or the current geopolitical environment, or that one or more regulators may rescind or fail to extend existing approvals, or that the revocation by one regulator of approvals will lead to the revocation of approvals by other regulators; (iv) the parties’ inability to obtain any necessary regulatory approvals or extensions for the post-closing capital plan, and/or the risk that a condition to closing of the transaction with Oceanwide may not be satisfied or that a condition to closing that is currently satisfied may not remain satisfied due to the delay in closing the transaction; (v) risks relating to any potential disposition of MI Canada that are similar to the foregoing, including regulatory, legal or contractual restrictions that may impede Genworth’s ability to consummate a disposition of MI Canada, as well as potential changes in market conditions generally or conditions relating to MI Canada’s industry or business that may impede any such sale, (vi) potential legal proceedings that may be instituted against Genworth related to the transactions with Oceanwide or the potential sale disposition of MI Canada; (vii) the risk that the proposed transactions disrupts Genworth’s current plans and operations as a result of the announcement and consummation of the transactions; (viii) potential adverse reactions or changes to Genworth’s business relationships with clients, employees, suppliers or other parties or other business uncertainties resulting from the announcement of the transactions or during the pendency of the transactions, including but not limited to such changes that could affect Genworth’s financial performance; (ix) certain restrictions during the pendency of the transactions that may impact Genworth’s ability to pursue certain business opportunities or strategic transactions; (x) continued availability of capital and financing to Genworth before the consummation of the transactions; (xi) further rating agency actions and downgrades in Genworth’s financial strength ratings; (xii) changes in applicable laws or regulations; (xiii) Genworth’s ability to recognize the anticipated benefits of the transactions; (xiv) the amount of the costs, fees, expenses and other charges related to the transactions; (xv) the risks related to diverting management’s attention from Genworth’s ongoing business operations; (xvi) the impact of changes in interest rates and political instability; and (xvii) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2019. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Genworth’s consolidated financial condition, results of operations, credit rating or liquidity. Accordingly, we caution you against relying on any forward-looking statements. Further, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2019	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel